Tortoise Pipeline & Energy Fund, Inc. 2013 1st Quarter Report • February 28, 2013

In today’s environment some investments are more relevant than ever.

2013 1st Quarter Report	1

Company at a glance

Tortoise believes Tortoise Pipeline & Energy Fund, Inc. (NYSE: TTP) is the first closed-end fund that focuses particularly on the broader $400 billion+ North American pipeline universe.

Investment strategy

TTP seeks to provide stockholders with a high level of total return, with an emphasis on current distributions. Our fund focuses particularly on North American pipeline companies that transport natural gas, natural gas liquids, crude oil and refined products, and to a lesser extent, on other energy infrastructure companies.

Because of our traditional tax flow-through nature as a regulated investment company (RIC), we have the differentiated ability and flexibility to efficiently target and access traditional pipeline corporations alongside master limited partnerships (MLPs). Over 75 percent of our portfolio will generally be in companies structured as corporations or limited liability companies domiciled in the United States, Canada or United Kingdom with the remaining up to 25 percent in MLPs. We believe the broader North American pipeline universe offers strong business fundamentals and expanded growth opportunities.

We also write (sell) covered call options to seek to enhance long-term return potential across economic environments, increase current income and mitigate portfolio risk through option income. Our covered call strategy focuses on other energy infrastructure companies that we believe are integral links in the value chain for pipeline companies.

TTP seeks to provide:

Attractive total return potential with high current income in a defensive sector

Access to real, long-lived pipeline assets essential to the functioning of the US economy

Exposure to expanded energy infrastructure growth projects that connect new areas of supply with demand

Ability to efficiently invest across North American pipeline universe through traditional tax flow-through fund structure

Investor simplicity through one 1099, no K-1s, no unrelated business taxable income, IRA suitability

Expertise of Tortoise Capital Advisors, a leading and pioneering energy infrastructure investment firm

Portfolio statistics by ownership structure	Portfolio statistics by asset type

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

2	2013 1st Quarter Report

March 31, 2013

Dear Fellow Stockholders,

Following some weakness in December, the calendar year kicked off with a broad-based rally as most equity markets around the world responded favorably to Washington’s successful avoidance of the fiscal cliff. Bullish economic data in the U.S. housing market, strong corporate earnings, continued low interest rates and an uptick in manufacturing further bolstered investor confidence. Momentum continued throughout the quarter, with the markets largely ignoring a second potential cliff – sequestration – which resulted from ongoing political gridlock in our nation’s capital.

Likewise, our fiscal quarter ended Feb. 28, 2013 was a strong one for pipeline companies, which continued to demonstrate healthy growth, produce steady cash flows and benefit from increasing North American energy production.

Pipeline sector review and outlook

During our first fiscal quarter, the Tortoise North American Pipeline IndexSM posted an 8.0 percent total return, with the bulk of the performance delivered in January as markets rebounded due to greater clarity as the first fiscal cliff was averted. Reversing last year’s relative underperformance, pipeline companies outperformed the S&P 500 Index®, which gained 7.6 percent in total return for the same period.

The dramatic change taking place in North American energy production continues to be a significant driver of growth for the midstream portion of the energy value chain and, more specifically, pipeline companies. U.S. crude oil production is increasingly displacing imports, with production up 40 percent since 2008, as noted by the IHS, a global provider of market and economic information. According to the U.S. Energy Information Administration, the U.S. is expected to produce 7.3 million barrels per day in 2013, up from 6.5 million in 2012. This vigorous activity continues to spur aggressive pipeline infrastructure build-out. We project more than $87 billion in total pipeline projects through 2014.

Capital markets remained very active and supportive, as MLP and pipeline companies raised approximately $11.2 billion in equity and $13.0 billion in debt in the first fiscal quarter. Merger and acquisition (M&A) also has been healthy. A total of $17.9 billion in MLP and pipeline transactions was announced during the fiscal quarter, the largest of which was Kinder Morgan Energy Partners’ $5 billion pending acquisition of Copano Energy, L.L.C., a gathering and processing MLP. The deal’s healthy premium drove further M&A speculation in the gathering and processing sector during the quarter.

Fund performance review

Our total assets, net of pending trades, increased from $335.9 million on Nov. 30, 2012, to $361.5 million on Feb. 28, 2013, resulting primarily from market appreciation of our investments. Our market-based total return to stockholders for the first fiscal quarter was 14.1 percent and our NAV-based total return was 11.0 percent per share (both including the reinvestment of distributions). The difference between our market value total return as compared to our NAV total return reflected a narrowing in the market’s discount of our stock price relative to our NAV during the period.

During the quarter, our positive asset performance was driven by our exposure to gathering and processing pipeline companies, which were helped by the aforementioned M&A activity and sector speculation as well as by increased natural gas liquids volumes. Our investments in refined product pipeline companies also contributed positively to performance, as they benefitted from an inflation escalator and stable demand. Our exposure to independent energy companies with ancillary businesses supporting our covered call strategy also positively influenced performance during the quarter. Although a low volatility environment reduced our relative net call option premium income, we maintained our average out-of-the-money percentage.

We also completed direct placement investments in Inergy Midstream, L.P. and Rose Rock Midstream, L.P., which together totaled $2.6 million. Inergy Midstream is a natural gas storage and transportation business acquiring logistical assets in the Bakken, while Rose Rock Midstream is a crude oil gathering, transportation and storage business that is acquiring an interest in a pipeline linking the Niobrara shale in the Rockies to Cushing, Okla.

(unaudited)
Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

2013 1st Quarter Report	3

We paid a distribution of $0.4075 per common share ($1.63 annualized) to our stockholders on March 1, 2013, in line with the previous quarter’s distribution and an increase of 0.3 percent year over year. This distribution represented an annualized yield of 6.0 percent based on our fiscal quarter closing price of $27.15. We will provide expectations for the tax characterization of our 2013 distributions later in the year. A final determination of the characterization will be made in January 2014.

We ended the first fiscal quarter with leverage (including bank debt, senior notes and preferred stock) at 22.0 percent of total assets, below our long-term target of 25 percent. This provides us flexibility in managing the portfolio across market cycles and allows us to add leverage when compelling opportunities arise. As of Feb. 28, 2013, our leverage had a weighted average maturity of 4.3 years and a weighted average cost of 3.03 percent, with approximately 69 percent at fixed rates.

Additional information about our financial performance is available in the Key Financial Data and Management’s Discussion sections of this report.

Conclusion

Please join us for our annual stockholders’ meeting on May 30, 2013 at 10 a.m. Central time at our offices located at 11550 Ash St., Suite 300, in Leawood, Kan. If you are unable to attend the meeting, you can join us via the closed-end fund section of our Web site at www.tortoiseadvisors.com. We have recently redesigned the site to better serve you, and we welcome your feedback about its new features and functionality.

Sincerely,

H. Kevin Birzer	Zachary A. Hamel	Kenneth P. Malvey

Terry Matlack	David J. Schulte	P. Bradley Adams

The Managing Directors
Tortoise Capital Advisors, L.L.C.
The adviser to Tortoise Pipeline & Energy Fund, Inc.

The Tortoise North American Pipeline IndexSM is a float-adjusted, capitalization-weighted index of pipeline companies domiciled in the U.S. and Canada. The S&P 500 Index® is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance.

(unaudited)
Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

4	2013 1st Quarter Report

Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and we believe they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with our full financial statements.

	2012				2013
	Q1(1)	Q2(1)	Q3(1)	Q4(1)	Q1(1)
Total Income from Investments
Distributions received from investments	$2,843	$2,902	$2,952	$3,042	$3,031
Less foreign withholding taxes	(53)	(49)	(49)	(50)	(49)
Dividends paid in stock	500	517	537	553	570
Net premiums on options written	2,261	2,231	2,189	1,946	1,728
Interest and dividend income	3	—	—	1	—
Total from investments	5,554	5,601	5,629	5,492	5,280
Operating Expenses Before Leverage Costs
Advisory fees, net of fees waived	693	714	694	718	759
Other operating expenses	156	126	137	124	146
	849	840	831	842	905
Distributable cash flow before leverage costs	4,705	4,761	4,798	4,650	4,375
Leverage costs(2)	599	629	629	632	625
Distributable Cash Flow(3)	$4,106	$4,132	$4,169	$4,018	$3,750
Net realized gain (loss) on investments
and foreign currency translation,
for the period	$(961)	$(7)	$(442)	$10,854	$1,296
As a percent of average total assets(4)
Total from investments	6.73%	6.60%	6.83%	6.48%	6.13%
Operating expenses before leverage costs	1.03%	0.99%	1.01%	0.99%	1.05%
Distributable cash flow before leverage costs	5.70%	5.61%	5.82%	5.49%	5.08%
As a percent of average net assets(4)
Total from investments	8.81%	8.69%	9.10%	8.52%	8.05%
Operating expenses before leverage costs	1.35%	1.30%	1.34%	1.31%	1.38%
Leverage costs and current taxes	0.95%	0.98%	1.02%	0.98%	0.95%
Distributable cash flow	6.51%	6.41%	6.74%	6.23%	5.72%

Selected Financial Information
Distributions paid on common stock	$4,064	$4,064	$4,077	$4,077	$4,077
Distributions paid on common stock per share	0.40625	0.40625	0.40750	0.40750	0.40750
Total assets, end of period	345,953	319,074	334,671	374,855	361,540
Average total assets during period(5)	331,879	337,565	327,931	340,698	349,310
Leverage(6)	75,200	75,700	77,100	81,600	79,700
Leverage as a percent of total assets	21.7%	23.7%	23.0%	21.8%	22.0%
Net unrealized appreciation, end of period	32,630	6,977	24,357	16,909	43,584
Net assets, end of period	265,034	237,754	251,748	252,508	276,211
Average net assets during period(7)	253,480	256,553	245,989	259,294	266,070
Net asset value per common share	26.49	23.77	25.16	25.24	27.61
Market value per common share	24.92	23.24	25.00	24.15	27.15
Shares outstanding (actual)	10,004,200	10,004,200	10,004,200	10,004,200	10,004,200

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, distributions to preferred stockholders and other recurring leverage expenses.
(3)	“Net investment income” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (DCF): increased by net premiums on options written, the return of capital on MLP distributions, the value of paid-in-kind distributions, and amortization of debt issuance costs.
(4)	Annualized for periods less than one full year.
(5)	Computed by averaging month-end values within each period.
(6)	Leverage consists of long-term debt obligations, preferred stock and short-term borrowings.
(7)	Computed by averaging daily net assets for the period.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

2013 1st Quarter Report	5

Management’s Discussion (unaudited)

The information contained in this section should be read in conjunction with our Financial Statements and the Notes thereto. In addition, this report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.

Overview

Tortoise Pipeline & Energy Fund, Inc.’s (“TTP”) primary investment objective is to provide a high level of total return, with an emphasis on current distributions. We seek to provide stockholders an efficient vehicle to invest in a portfolio consisting primarily of equity securities of pipeline and other energy infrastructure companies. We focus primarily on pipeline companies that engage in the business of transporting natural gas, natural gas liquids (“NGLs”), crude oil and refined petroleum products, and, to a lesser extent, on other energy infrastructure companies. Energy infrastructure companies own and operate a network of asset systems that transport, store, distribute, gather, process, explore, develop, manage or produce crude oil, refined petroleum products (including biodiesel and ethanol), natural gas or NGLs or that provide electrical power generation (including renewable energy), transmission and/or distribution. We also seek to provide current income from gains earned through a covered call option strategy, which consists of writing (selling) call options on selected equity securities in our portfolio.

TTP is a registered non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and expects to qualify as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). Tortoise Capital Advisors, L.L.C. (the “Adviser”) serves as investment adviser.

Company update

Market values of our investments increased during the quarter, contributing to an increase in net assets of approximately $23.7 million since November 30, 2012. Distribution increases from our investments were in line with our expectations while an increase in average total assets during the quarter resulted in increased asset-based expenses. We maintained our quarterly distribution of $0.4075 per share. Additional information on these events and results of our operations are discussed below.

Critical accounting policies

The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments and certain revenue recognition matters as discussed in Note 2 in the Notes to Financial Statements.

Determining distributions to stockholders

We pay quarterly distributions based primarily upon our current and estimated future distributable cash flow (“DCF”). In addition, and to the extent that the sum of our net investment company taxable income and net realized gains from investments exceed our quarterly distributions, we intend to make an additional distribution to common stockholders in the last quarter of the calendar year in order to avoid being subject to U.S. federal income taxes. Our Board of Directors reviews the distribution rate quarterly and may adjust the quarterly distribution throughout the year.

Determining DCF

DCF is income from investments less expenses. Income from investments includes the amount we receive as cash or paid-in-kind distributions from common stock, MLPs, affiliates of MLPs, and pipeline and other energy companies in which we invest, and dividend payments on short-term investments we own. Income also includes the premiums received from sales of covered call options, net of amounts paid to buy back out of the money options. The total expenses include current or anticipated operating expenses and leverage costs. Each are summarized for you in the Key Financial Data table and are discussed in more detail below.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between income from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) the Statement of Operations, in conformity with U.S. generally accepted accounting principles (“GAAP”), recognizes distributions and dividend income from MLPs and common stock on their ex-dates, whereas the DCF calculation may

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

6	2013 1st Quarter Report

Management’s Discussion (unaudited)
(continued)

reflect distributions and dividend income on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; (3) income from investments in the DCF calculation includes the value of dividends paid-in-kind (additional stock or units), whereas such amounts are not included as income for GAAP purposes; and (4) net premiums on options written (premiums received less amounts paid to buy back out of the money options) with expiration dates during our fiscal quarter are included in the DCF calculation, whereas GAAP recognizes the net effect of options written as realized and unrealized gains (losses). A reconciliation of Net Investment Income to DCF is included below.

Income from investments

We seek to achieve our investment objectives by investing in a portfolio consisting primarily of equity securities of pipeline and other energy infrastructure companies. We evaluate each holding based upon its contribution to our investment income and its risk relative to other potential investments.

We focus primarily on pipeline companies that engage in the business of transporting natural gas, NGLs, crude oil and refined products through pipelines, and, to a lesser extent, on other energy infrastructure companies. These pipeline companies own and operate long haul, gathering and local gas distribution pipelines.

We also seek to provide current income from gains earned through a covered call option strategy, which consists of writing (selling) call options on selected equity securities in our portfolio. We focus our covered call strategy on other energy infrastructure companies that we believe are integral links in the energy infrastructure value chain for pipeline companies.

Total distributions received from our investments and option strategy for the 1st quarter 2013 was approximately $5.3 million. This reflects earnings on our investments of $3.6 million and net premiums on options written of approximately $1.7 million. While the dividends and distributions from our long-term investments increased slightly from 4th quarter 2012, total received from investments declined approximately 3.9 percent due to lower net premiums on options written during the quarter. On an annualized basis, the total received from investments equates to 6.13 percent of our average total assets for the quarter.

Expenses

We incur two types of expenses: (1) operating expenses, consisting primarily of the advisory fee; and (2) leverage costs. On a percentage basis, operating expenses before leverage costs were an annualized 1.05 percent of average total assets for the 1st quarter 2013, an increase of 0.02 percent as compared to 1st quarter 2012 and an increase of 0.06 percent as compared to the 4th quarter 2012. The increase in the operating expense ratio is primarily due to the reduction in the Advisory fee waiver rate during the 1st quarter 2012. While the contractual advisory fee is 1.10 percent of average monthly managed assets, the Adviser waived an amount equal to 0.25 percent of average monthly managed assets through December 31, 2012, and has agreed to waive an amount equal to 0.20 percent of average monthly managed assets for calendar year 2013 and 0.15 percent of average monthly managed assets for calendar year 2014. Other operating expenses increased as compared to 4th quarter 2012, primarily as a result of increased professional fees during the quarter.

Leverage costs consist of two major components: (1) the direct interest expense on our senior notes and short-term credit facility, and (2) distributions to preferred stockholders. Other leverage expenses include rating agency fees and commitment fees. Total leverage costs for DCF purposes were approximately $0.6 million for the 1st quarter 2013, a slight decrease as compared to 4th quarter 2012.

The weighted average annual rate of our leverage at February 28, 2013 was 3.03 percent including balances on our bank credit facility which accrue interest at a variable rate equal to one-month LIBOR plus 1.25 percent. Our weighted average rate may vary in future periods as a result of changes in LIBOR, the utilization of our credit facility, and as our leverage matures or is redeemed. Additional information on our leverage is included in the Liquidity and Capital Resources discussion below.

Distributable cash flow and capital gains

For 1st quarter 2013, our DCF was approximately $3.75 million, a decrease of 6.7 percent as compared to 4th quarter 2012. This decrease is the net result of the changes in income and expenses as described above. This equates to an annualized rate of 5.08 percent of average total assets for the quarter and 5.72 percent of average net assets for the quarter. In addition, we had net realized gains on investments of approximately $1.3 million during the quarter.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

2013 1st Quarter Report	7

Management’s Discussion (unaudited)
(continued)

We declared a distribution of approximately $4.1 million for 1st quarter 2013. On a per share basis, we declared a $0.4075 distribution on February 11, 2013, unchanged from the 4th quarter 2012.

Net Investment Income on the Statement of Operations is adjusted as follows to reconcile to DCF for 1st quarter 2013 (in thousands):

1st Qtr 2013
Net Investment Income	$347
Adjustments to reconcile to DCF:
Net premiums on options written	1,728
Distributions characterized as return of capital	1,078
Dividends paid in stock	570
Amortization of debt issuance costs	27
DCF	$3,750

Liquidity and capital resources

We had total assets of $362 million at quarter-end. Our total assets reflect the value of our investments, which are itemized in the Schedule of Investments. It also reflects cash, interest and dividends receivable and any expenses that may have been prepaid. During 1st quarter 2013, total assets increased approximately $25.6 million (net of pending trades at November 30, 2012). This change was primarily the result of a $26.8 million increase in the value of our investments as reflected by the change in realized and unrealized gains on investments (excluding return of capital on distributions) and net sales during the quarter of $1.4 million.

Total leverage outstanding at February 28, 2013 was $79.7 million, a decrease of $1.9 million as compared to November 30, 2012. On an adjusted basis to reflect the timing of the payment of our 1st quarter 2013 distribution, leverage increased approximately $2.2 million. Outstanding leverage is comprised of $49 million in senior notes, $16 million in preferred shares and $14.7 million outstanding under the credit facility, with 69 percent of leverage with fixed rates and a weighted average maturity of 4.3 years. Total leverage represented 22.0 percent of total assets at February 28, 2013, as compared to 21.8 percent as of November 30, 2012. This is below our long-term target level of 25 percent of total assets, allowing the opportunity to add leverage when compelling investment opportunities arise. Temporary increases to up to 30 percent of our total assets may be permitted, provided that such leverage is consistent with the limits set forth in the 1940 Act, and that such leverage is expected to be reduced over time in an orderly fashion to reach our long-term target. Our leverage ratio is impacted by increases or decreases in investment values, issuance of equity and/or the sale of securities where proceeds are used to reduce leverage.

Our longer-term leverage (excluding our bank credit facility) of $65 million is comprised of 75 percent private placement debt and 25 percent private placement preferred equity with a weighted average fixed rate of 3.35 percent and remaining weighted average laddered maturity of approximately 5.2 years.

We use leverage to acquire equity investments consistent with our investment philosophy. The terms of our leverage are governed by regulatory and contractual asset coverage requirements that arise from the use of leverage. Additional information on our leverage and asset coverage requirements is discussed in Notes 10, 11 and 12 in the Notes to Financial Statements. Our coverage ratios are updated each week on our Web site at www.tortoiseadvisors.com.

Taxation of our distributions

We expect that distributions paid on common shares will generally consist of: (i) investment company taxable income (“ICTI”) which includes ordinary income net of deductions plus any short-term capital gains in excess of net long-term capital losses (under current law, distributions of ICTI may be designated as qualified dividend income (“QDI”) to the extent of any QDI received from our investment in common stocks); (ii) long-term capital gain (net gain from the sale of a capital asset held longer than 12 months over net short-term capital losses) and (iii) return of capital. The QDI and long-term capital gain tax rates are variable based on the taxpayer’s taxable income.

We may designate a portion of our quarterly distributions as capital gains and we may also distribute additional capital gains in the last calendar quarter if necessary to meet minimum distribution requirements and to avoid being subject to excise taxes. If, however, we elect to retain any capital gains, we will be subject to U.S. capital gains taxes. The payment of those taxes will flow-through to stockholders as a tax credit to apply against their U.S. income tax payable on the deemed distribution of the retained capital gain.

For tax purposes, distributions paid to common stockholders for the calendar year ended December 31, 2012 were approximately 37 percent QDI, 21 percent ordinary dividend income, 22 percent long-term capital gain, and 20 percent return of capital. A holder of our common stock would reduce their cost basis for income tax purposes by the amount designated as return of capital. This information is reported to stockholders on Form 1099-DIV and is available on our Web site at www.tortoiseadvisors.com.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

8	2013 1st Quarter Report

Schedule of Investments (unaudited)
February 28, 2013

	Shares	Fair Value
Common Stock — 86.0%(1)

Crude/Refined Products Pipelines — 6.0%(1)
Canada — 6.0%(1)
Enbridge Inc.	268,300	$11,955,448
Pembina Pipeline Corporation	168,800	4,737,040
		16,692,488
Local Distribution Companies — 12.3%(1)
United States — 12.3%(1)
CenterPoint Energy, Inc.	728,600	15,613,898
NiSource Inc.	663,200	18,370,640
		33,984,538
Marine Transportation — 2.2%(1)
Republic of the Marshall Islands — 2.2%(1)
Teekay Offshore Partners L.P.	223,330	6,251,007
Natural Gas Gathering Pipelines — 3.7%(1)
United States — 3.7%(1)
Targa Resources Corp.	166,600	10,162,600
Natural Gas Pipelines — 40.9%(1)
Canada — 6.3%(1)
Keyera Corp.	17,550	926,640
TransCanada Corporation	350,500	16,301,755
United States — 34.6%(1)
Kinder Morgan, Inc.	266,000	9,860,620
National Fuel Gas Company	13,400	779,746
ONEOK, Inc.	373,900	16,821,761
Questar Corporation	330,750	7,775,932
Spectra Energy Corp	910,300	26,435,112
Williams Companies, Inc.	978,950	33,979,354
		112,880,920
Oil and Gas Production — 19.8%(1)
United Kingdom — 1.0%(1)
BP p.l.c. (ADR)(2)	68,500	2,767,400
United States — 18.8%(1)
Anadarko Petroleum Corporation(2)	63,200	5,029,456
Apache Corporation(2)	50,900	3,780,343
Chevron Corporation	13,300	1,558,095
Continental Resources, Inc.(2)(3)	38,800	3,414,400
Denbury Resources Inc.(2)(3)	184,600	3,344,952
Devon Energy Corporation(2)	48,800	2,647,888
EOG Resources, Inc.(2)	27,100	3,406,741
Exxon Mobil Corporation	16,900	1,513,395
Hess Corporation(2)	49,000	3,258,500
Marathon Oil Corporation(2)	150,400	5,038,400
Newfield Exploration Company(2)(3)	119,300	2,758,216
Occidental Petroleum Corporation(2)	49,200	4,050,636
Pioneer Natural Resources Company(2)	41,800	5,258,858
Range Resources Corporation(2)	43,100	3,310,080
Whiting Petroleum Corporation(2)(3)	71,900	3,501,530
		54,638,890
Refining — 1.1%(1)
United States — 1.1%(1)
HollyFrontier Corporation(2)	52,400	2,944,880
Total Common Stock
(Cost $208,675,213)		237,555,323
Master Limited Partnerships
and Related Companies — 44.3%(1)

Crude/Refined Products Pipelines — 15.3%(1)
United States — 15.3%(1)
Buckeye Partners, L.P.	48,796	2,717,937
Enbridge Energy Management, L.L.C.(4)	465,647	12,726,130
Holly Energy Partners, L.P.	63,900	2,636,514
Magellan Midstream Partners, L.P.	76,700	3,847,272
MPLX LP	102,268	3,343,141
Plains All American Pipeline, L.P.	240,400	13,161,900
Rose Rock Midstream, L.P.	28,714	976,276
Sunoco Logistics Partners L.P.	45,800	2,863,874
		42,273,044

See accompanying Notes to Financial Statements.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

2013 1st Quarter Report	9

Schedule of Investments (unaudited) (continued)
February 28, 2013

	Shares	Fair Value
Natural Gas/Natural Gas Liquids Pipelines — 21.8%(1)
United States — 21.8%(1)
Energy Transfer Partners, L.P.	179,900	$8,619,009
Enterprise Products Partners L.P.	175,093	9,922,520
Inergy Midstream, L.P.	82,000	1,963,080
Inergy Midstream, L.P.(5)	83,333	1,929,992
Kinder Morgan Management, LLC(4)	252,704	20,931,492
ONEOK Partners, L.P.	82,000	4,494,420
Regency Energy Partners LP	219,600	5,224,284
Williams Partners L.P.	141,800	7,047,460
		60,132,257
Natural Gas Gathering/Processing — 7.2%(1)
United States — 7.2%(1)
Access Midstream Partners, L.P.	119,700	4,457,628
Copano Energy, L.L.C.	48,265	1,861,098
DCP Midstream Partners, LP	36,350	1,476,901
MarkWest Energy Partners, L.P.	59,850	3,421,625
Southcross Energy Partners, L.P.	39,112	896,056
Targa Resources Partners LP	84,825	3,493,942
Western Gas Equity Partners, LP	61,652	2,094,319
Western Gas Partners LP	42,905	2,352,910
		20,054,479
Total Master Limited Partnerships
and Related Companies (Cost $108,001,300)		122,459,780

Short-Term Investment — 0.1%(1)

United States Investment Company — 0.1%(1)
Fidelity Institutional Money Market Portfolio —
Class I, 0.12%(6) (Cost $271,724)	271,724	271,724
Total Investments — 130.4%(1)
(Cost $316,948,237)		360,286,827
Long-Term Debt Obligations — (17.7%)(1)		(49,000,000)
Mandatory Redeemable Preferred Stock
at Liquidation Value — (5.8%)(1)		(16,000,000)
Total Value of Options Written
(Premiums received $520,575) — (0.1%)(1)		(273,042)
Other Assets and Liabilities — (6.8%)(1)		(18,803,133)

Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$276,210,652

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	All or a portion of the security represents cover for outstanding call option contracts written.
(3)	Non-income producing security.
(4)	Security distributions are paid-in-kind.
(5)	Restricted securities have been fair valued in accordance with procedures approved by the Board of Directors and have a total fair value of $1,929,992, which represents 0.7% of net assets. See Note 7 to the financial statements for further disclosure.
(6)	Rate indicated is the current yield as of February 28, 2013.

Key to abbreviation
ADR = American Depository Receipts

See accompanying Notes to Financial Statements.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

10	2013 1st Quarter Report

Schedule of Options Written (unaudited)
February 28, 2013

	Expiration	Strike		Fair
Call Options Written	Date	Price	Contracts	Value
Anadarko Petroleum Corporation	March 2013	$87.50	626	$(14,398)
Apache Corporation	March 2013	82.50	509	(2,036)
BP p.l.c. (ADR)	March 2013	44.00	685	(6,165)
Continental Resources, Inc.	March 2013	90.00	388	(36,860)
Denbury Resources Inc.	March 2013	20.00	1,846	(9,230)
Devon Energy Corporation	March 2013	62.50	488	(1,464)
EOG Resources, Inc.	March 2013	140.00	271	(2,168)
Hess Corporation	March 2013	72.50	490	(10,290)
HollyFrontier Corporation	March 2013	58.50	524	(28,820)
Marathon Oil Corporation	March 2013	36.00	1,504	(7,520)
Newfield Exploration Company	March 2013	29.00	1,193	(3,579)
Occidental Petroleum Corporation	March 2013	90.00	484	(1,452)
Pioneer Natural Resources Company	March 2013	140.00	418	(6,270)
Range Resources Corporation	March 2013	75.00	431	(124,990)
Whiting Petroleum Corporation	March 2013	52.50	712	(17,800)
Total Value of Call Options Written
(Premiums received $520,575)				$(273,042)

Key to abbreviation
ADR = American Depository Receipts

See accompanying Notes to Financial Statements.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

2013 1st Quarter Report	11

Statement of Assets & Liabilities (unaudited)
February 28, 2013

Assets
Investments at fair value (cost $316,948,237)	$360,286,827
Receivable for Adviser fee waiver	115,351
Dividends receivable	641,245
Prepaid expenses and other assets	497,058
Total assets	361,540,481
Liabilities
Options written, at fair value
(premiums received $520,575)	273,042
Payable to Adviser	634,430
Distribution payable to common stockholders	4,076,711
Accrued expenses and other liabilities	645,646
Short-term borrowings	14,700,000
Long-term debt obligations	49,000,000
Mandatory redeemable preferred stock
($25.00 liquidation value per share;
640,000 shares outstanding)	16,000,000
Total liabilities	85,329,829
Net assets applicable to
common stockholders	$276,210,652
Net Assets Applicable to Common Stockholders
Consist of:
Capital stock, $0.001 par value;
10,004,200 shares issued and outstanding
(100,000,000 shares authorized)	$10,004
Additional paid-in capital	233,053,475
Accumulated net realized loss	(436,635)
Net unrealized appreciation	43,583,808
Net assets applicable to
common stockholders	$276,210,652
Net Asset Value per common share outstanding
(net assets applicable to common stock,
divided by common shares outstanding)	$27.61

Statement of Operations (unaudited)
Period from December 1, 2012 through
February 28, 2013

Investment Income
Distributions from master limited partnerships	$1,173,611
Less return of capital on distributions	(1,078,463)
Net distributions from master limited partnerships	95,148
Dividends from common stock
(net of foreign taxes withheld of $49,045)	1,808,713
Dividends from money market mutual funds	69
Total Investment Income	1,903,930
Operating Expenses
Advisory fees	944,940
Professional fees	35,608
Administrator fees	34,739
Directors’ fees	19,069
Stockholder communication expenses	15,436
Fund accounting fees	12,365
Registration fees	6,304
Custodian fees and expenses	4,996
Stock transfer agent fees	2,901
Other operating expenses	14,225
Total Operating Expenses	1,090,583
Leverage Expenses
Interest expense	440,377
Distributions to mandatory redeemable
preferred stockholders	171,600
Amortization of debt issuance costs	27,374
Other leverage expenses	13,299
Total Leverage Expenses	652,650
Total Expenses	1,743,233
Less fees waived by Adviser	(185,921)
Net Expenses	1,557,312
Net Investment Income	346,618
Realized and Unrealized Gains (Losses)
Net realized gain on investments, including
foreign currency gain (loss)	1,296,290
Net realized loss on options	(538,658)
Net realized loss on foreign currency
and translation of other assets and
liabilities denominated in foreign currency	(136)
Net realized gain	757,496
Net unrealized appreciation of investments,
including foreign currency gain (loss)	26,617,558
Net unrealized appreciation of options	60,571
Net unrealized depreciation of other assets and
liabilities due to foreign currency translation	(2,947)
Net unrealized appreciation	26,675,182
Net Realized and Unrealized Gains	27,432,678
Net Increase in Net Assets Applicable
to Common Stockholders Resulting
from Operations	$27,779,296

See accompanying Notes to Financial Statements.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

12	2013 1st Quarter Report

Statement of Changes in Net Assets

	Period from
	December 1, 2012
	through	Year Ended
	February 28, 2013	November 30, 2012
	(unaudited)
Operations
Net investment income	$346,618	$1,236,571
Net realized gain	757,496	12,411,737
Net unrealized appreciation	26,675,182	10,877,359
Net increase in net assets applicable to common stockholders
resulting from operations	27,779,296	24,525,667
Distributions to Common Stockholders
Net investment income	(2,050,928)	(2,382,329)
Net realized gain	—	(10,673,567)
Return of capital	(2,025,783)	(3,225,940)
Total distributions to common stockholders	(4,076,711)	(16,281,836)
Total increase in net assets applicable to common stockholders	23,702,585	8,243,831
Net Assets
Beginning of period	252,508,067	244,264,236
End of period	$276,210,652	$252,508,067
Undistributed net investment income, end of period	$—	$1,704,310

See accompanying Notes to Financial Statements.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

2013 1st Quarter Report	13

Statement of Cash Flows (unaudited)
Period from December 1, 2012 through February 28, 2013

Cash Flows From Operating Activities
Distributions received from master limited partnerships	$1,173,611
Dividend income received	1,812,295
Purchases of long-term investments	(59,432,678)
Proceeds from sales of long-term investments	60,763,552
Purchases of short-term investments, net	(216,492)
Call options written, net	(728,358)
Interest expense paid	(442,655)
Distributions to mandatory redeemable preferred stockholders	(171,600)
Operating expenses paid	(857,675)
Net cash provided by operating activities	1,900,000
Cash Flows From Financing Activities
Advances from revolving line of credit	5,500,000
Repayments on revolving line of credit	(7,400,000)
Net cash used in financing activities	(1,900,000)
Net change in cash	—
Cash — beginning of period	—
Cash — end of period	$—

Reconciliation of net increase in net assets applicable to common stockholders resulting from operations to net cash provided by operating activities
Net increase in net assets applicable to common stockholders resulting from operations	$27,779,296
Adjustments to reconcile net increase in net assets applicable to common stockholders resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(20,484,090)
Proceeds from sales of long-term investments	21,839,899
Purchases of short-term investments, net	(216,492)
Call options written, net	(728,358)
Return of capital on distributions received	1,078,463
Net unrealized appreciation	(26,675,182)
Net realized gain	(757,496)
Amortization of debt issuance costs	27,374
Changes in operating assets and liabilities:
Decrease in dividends receivable	3,514
Decrease in prepaid expenses and other assets	26,844
Decrease in receivable for investments sold	38,923,653
Decrease in payable for investments purchased	(38,948,588)
Increase in payable to Adviser, net of fee waiver	38,082
Decrease in accrued expenses and other liabilities	(6,919)
Total adjustments	(25,879,296)
Net cash provided by operating activities	$1,900,000

See accompanying Notes to Financial Statements.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

14	2013 1st Quarter Report

Financial Highlights

	Period from		Period from
	December 1, 2012		October 31, 2011(1)
	through	Year Ended	through
	February 28, 2013	November 30, 2012	November 30, 2011
	(unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$25.24	$24.42	$—
Public offering price	—	—	25.00
Income from Investment Operations
Net investment income (loss)(3)	0.03	0.12	(0.02)
Net realized and unrealized gains(3)	2.75	2.33	0.61
Total income from investment operations	2.78	2.45	0.59
Distributions to Common Stockholders
Net investment income	(0.21)	(0.24)	—
Net realized gain	—	(1.07)	—
Return of capital	(0.20)	(0.32)	—
Total distributions to common stockholders	(0.41)	(1.63)	—
Underwriting discounts and offering costs on
issuance of common stock(4)	—	—	(1.17)
Net Asset Value, end of period	$27.61	$25.24	$24.42

Per common share market value, end of period	$27.15	$24.15	$25.01
Total Investment Return Based on Market Value(5)	14.10%	3.18%	0.04%

Supplemental Data and Ratios
Net assets applicable to common stockholders,
end of period (000’s)	$276,211	$252,508	$244,264
Average net assets (000’s)	$266,070	$253,815	$237,454
Ratio of Expenses to Average Net Assets(6)
Advisory fees	1.44%	1.44%	1.17%
Other operating expenses	0.22	0.21	0.56
Fee waiver	(0.28)	(0.33)	(0.27)
Subtotal	1.38	1.32	1.46
Leverage expenses	0.99	1.03	0.31
Total expenses	2.37%	2.35%	1.77%
Ratio of net investment income (loss) to average net assets
before fee waiver(6)	0.25%	0.16%	(1.12)%
Ratio of net investment income (loss) to average net assets
after fee waiver(6)	0.53%	0.49%	(0.85)%
Portfolio turnover rate	5.89%	34.65%	1.68%
Short-term borrowings, end of period (000’s)	$14,700	$16,600	—
Long-term debt obligations, end of period (000’s)	$49,000	$49,000	$24,500
Preferred stock, end of period (000’s)	$16,000	$16,000	$8,000
Per common share amount of long-term debt obligations
outstanding, end of period	$4.90	$4.90	$2.45
Per common share amount of net assets, excluding
long-term debt obligations, end of period	$32.51	$30.14	$26.87
Asset coverage, per $1,000 of principal amount of
long-term debt obligations and short-term borrowings(7)	$5,587	$5,093	$11,296
Asset coverage ratio of long-term debt obligations
and short-term borrowings(7)	559%	509%	1,130%
Asset coverage, per $25 liquidation value per share
of mandatory redeemable preferred stock(8)	$112	$102	$213
Asset coverage ratio of preferred stock(8)	447%	409%	852%

(1)	Commencement of Operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	The per common share data for the period from October 31, 2011 through November 30, 2011 do not reflect the change in estimate of investment income and return of capital. See Note 2C to the financial statements for further disclosure.
(4)	Represents the dilution per common share from underwriting and other offering costs for the period from October 31, 2011 through November 30, 2011.
(5)	Not annualized for periods less than one full year. Total investment return is calculated assuming a purchase of common stock at the beginning of the period (or initial public offering price) and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.
(6)	Annualized for periods less than one full year.
(7)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the period divided by long-term debt obligations and short-term borrowings outstanding at the end of the period.
(8)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the period divided by long-term debt obligations, short-term borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

2013 1st Quarter Report	15

Notes to Financial Statements (unaudited)
February 28, 2013

1. Organization

Tortoise Pipeline & Energy Fund, Inc. (the “Company”) was organized as a Maryland corporation on July 19, 2011, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s primary investment objective is to provide a high level of total return, with an emphasis on current distributions. The Company seeks to provide its stockholders an efficient vehicle to invest in a portfolio consisting primarily of equity securities of pipeline and other energy infrastructure companies. The Company commenced operations on October 31, 2011. The Company’s stock is listed on the New York Stock Exchange under the symbol “TTP.”

2. Significant accounting policies

A. Use of estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment valuation
The Company primarily owns securities that are listed on a securities exchange or over-the-counter market. The Company values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Company uses the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security will be valued at the mean between the last bid price and last ask price on such day.

The Company may invest up to 30 percent of its total assets in unregistered or otherwise restricted securities. Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in restricted securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that will affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using fair value procedures.

An equity security of a publicly traded company acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable discount. Generally, the discount will initially be equal to the discount at which the Company purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount.

Exchange-traded options are valued at the mean of the highest bid and lowest asked prices across all option exchanges.

The Company generally values debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

C. Security transactions and investment income
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend and distribution income is recorded on the ex-dividend date. Distributions received from the Company’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income and return of capital from the MLPs. The Company allocates distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each MLP and other industry sources. These estimates may subsequently be revised based on actual allocations received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Company.

For the period from December 1, 2012 through February 28, 2013, the Company estimated the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For this period, the Company has estimated approximately 8 percent as investment income and approximately 92 percent as return of capital.

In addition, the Company may be subject to withholding taxes on foreign-sourced income. The Company accrues such taxes when the related income is earned.

D. Foreign currency translation
For foreign currency, investments in foreign securities, and other assets and liabilities denominated in a foreign currency, the Company translates these amounts into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date, and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange on the respective dates of such transactions. The Company does not isolate that portion of gains and losses on investments that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

E. Distributions to stockholders
Distributions to common stockholders are recorded on the ex-dividend date. The Company intends to make quarterly cash distributions of its investment company taxable income to common stockholders. In addition, on an annual basis, the Company may distribute additional capital gains in the last calendar quarter if necessary to meet minimum distribution requirements and thus avoid being subject to excise taxes. The amount of any distributions will be determined by the Board of Directors. The character of distributions to common stockholders made during the year may differ from their ultimate

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

16	2013 1st Quarter Report

Notes to Financial Statements (unaudited) (continued)

characterization for federal income tax purposes. Distributions paid to stockholders in excess of investment company taxable income and net realized gains will be treated as return of capital to stockholders.

For the year ended November 30, 2012, the Company’s distributions to common stockholders for tax purposes were comprised of 21 percent ordinary income, 37 percent qualified dividend income, 22 percent long-term capital gain, and 20 percent return of capital. The tax character of distributions paid to common stockholders for the current year will be determined subsequent to November 30, 2013.

Distributions to mandatory redeemable preferred (“MRP”) stockholders are accrued daily and paid quarterly based on a fixed annual rate. The Company may not declare or pay distributions to its preferred stockholders if it does not meet a 200 percent asset coverage ratio for its debt or the rating agency basic maintenance amount for the debt following such distribution. The character of distributions to MRP stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. Distributions paid to stockholders in excess of investment company taxable income and net realized gains will be treated as return of capital to stockholders.

F. Federal income taxation
The Company qualifies as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). As a result, the Company generally will not be subject to U.S. federal income tax on income and gains that it distributes each taxable year to stockholders if it meets certain minimum distribution requirements. The Company is required to distribute substantially all of its income, in addition to other asset diversification requirements. The Company is subject to a 4 percent non-deductible U.S. federal excise tax on certain undistributed income unless the Company makes sufficient distributions to satisfy the excise tax avoidance requirement. The Company invests in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income.

The Company recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. The Company’s policy is to record interest and penalties on uncertain tax positions as part of tax expense. The Company has reviewed all open tax years and major jurisdictions and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. All tax years since inception remain open to examination by federal and state tax authorities.

G. Offering and debt issuance costs
Offering costs related to the issuance of common stock are charged to additional paid-in capital when the stock is issued. Debt issuance costs related to long-term debt obligations and MRP Stock are capitalized and amortized over the period the debt and MRP Stock is outstanding.

H. Derivative financial instruments
The Company seeks to provide current income from gains earned through an option strategy which will normally consist of writing (selling) call options on selected equity securities in the portfolio (“covered calls”). The premium received on a written call option will initially be recorded as a liability and subsequently adjusted to the then current fair value of the option written. Premiums received from writing call options that expire unexercised will be recorded as a realized gain on the expiration date. Premiums received from writing call options that are exercised will be added to the proceeds from the sale of the underlying security to calculate the realized gain (loss). If a written call option is repurchased prior to its exercise, the realized gain (loss) will be the difference between the premium received and the amount paid to repurchase the option.

I. Indemnifications
Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

J. Recent accounting pronouncements
In December 2011, the FASB issued ASU 2011-11 “Balance Sheet (Topic 210) Disclosures about Offsetting Assets and Liabilities”. ASU 2011-11 requires new disclosures for recognized financial instruments and derivative instruments that are either offset on the balance sheet in accordance with the offsetting guidance in ASC 210-20-45 or ASC 815-10-45 or are subject to an enforceable master netting arrangement or similar arrangement. ASU 2011-11 is effective for periods beginning on or after January 1, 2013 and must be applied retrospectively. Management is currently evaluating the impact of these amendments on the financial statements.

3. Concentration of risk

Under normal circumstances, the Company will have at least 80 percent of its total assets (including any assets obtained through leverage) in equity securities of pipeline and other energy infrastructure companies. Energy infrastructure companies own and operate a network of asset systems that transport, store, distribute, gather and/or process, explore, develop, manage or produce crude oil, refined petroleum products (including biodiesel and ethanol), natural gas or natural gas liquids (“NGLs”) or that provide electric power generation (including renewable energy), transmission and/or distribution. The Company may invest up to 30 percent of its total assets in restricted securities, primarily through direct investments in securities of listed companies. The Company may also invest up to 25 percent of its total assets in securities of MLPs. The Company will not invest in privately-held companies.

4. Agreements

The Company has entered into an Investment Advisory Agreement with the Adviser. Under the terms of the Agreement, the Company pays the Adviser a fee equal to an annual rate of 1.10 percent of the Company’s average monthly total assets (including any assets attributable to leverage) minus accrued liabilities (other than debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock) (“Managed Assets”), in

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

2013 1st Quarter Report	17

Notes to Financial Statements (unaudited) (continued)

exchange for the investment advisory services provided. The Adviser waived fees in an amount equal to an annual rate of 0.25 percent of the Company’s average monthly Managed Assets for the period from the commencement of operations through December 31, 2012, and has contractually agreed to waive fees in an amount equal to an annual rate of 0.20 percent of average monthly Managed Assets for the period from January 1, 2013 through December 31, 2013 and 0.15 percent of average monthly Managed Assets for the period from January 1, 2014 through December 31, 2014.

U.S. Bancorp Fund Services, LLC serves as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.04 percent of the first $1,000,000,000 of the Company’s Managed Assets, 0.01 percent on the next $500,000,000 of Managed Assets and 0.005 percent on the balance of the Company’s Managed Assets.

Computershare Trust Company, N.A. serves as the Company’s transfer agent and registrar and Computershare Inc. serves as the Company’s dividend paying agent and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.004 percent of the average daily market value of the Company’s domestic assets and 0.015 percent of the average daily market value of the Company’s Canadian Dollar-denominated assets, plus portfolio transaction fees.

5. Income taxes

It is the Company’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differences in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences, if any, may result in reclassifications to undistributed net investment income (loss), undistributed net realized gain (loss) and additional paid-in capital.

As of November 30, 2012, the components of accumulated earnings on a tax basis were as follows:

Unrealized appreciation	$18,371,609
Other temporary differences	(952,804)
Accumulated earnings	$17,418,805

As of February 28, 2013, the aggregate cost of securities for federal income tax purposes was $314,251,218. The aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $51,437,466, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $5,401,857 and the net unrealized appreciation was $46,035,609.

6. Fair value of financial instruments

Various inputs are used in determining the value of the Company’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical investments

Level 2 —	other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 —	significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable Company assets and liabilities by level within the fair value hierarchy as of February 28, 2013. These assets and liabilities are measured on a recurring basis.

	Fair Value
Description	at February 28, 2013	Level 1	Level 2	Level 3
Assets
Equity Securities:
Common Stock(a)	$237,555,323	$237,555,323	$—	$—
Master Limited Partnerships
and Related Companies(a)	122,459,780	120,529,788	1,929,992	—
Total Equity Securities	360,015,103	358,085,111	1,929,992	—
Other:
Short-Term Investment(b)	271,724	271,724	—	—
Total Assets	$360,286,827	$358,356,835	$1,929,992	$—
Liabilities
Written Call Options	$273,042	$273,042	$—	$—

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances in the Company at February 28, 2013.

The Company did not hold any Level 3 securities during the period ended February 28, 2013.

Valuation techniques
In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value. This pricing methodology applies to the Company’s Level 1 investments and liabilities.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security’s fair value. If such a security is convertible into publicly-traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

The Company utilizes the beginning of reporting period method for determining transfers between levels. There were no transfers between levels during the period from December 1, 2012 through February 28, 2013.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

18	2013 1st Quarter Report

Notes to Financial Statements (unaudited) (continued)

7. Restricted security

Certain of the Company’s investments are restricted and are valued as determined in accordance with procedures established by the Board of Directors, as more fully described in Note 2. The table below shows the number of units held, acquisition date, acquisition cost, fair value, fair value per share and percent of net assets which the security comprises at February 28, 2013.

Fair
Value as
	Number				Fair	Percent
	of	Acquisition	Acquisition	Fair	Value	of Net
Investment Security	Shares	Date	Cost	Value	Per Share	Assets
Inergy Midstream, L.P.
Unregistered Common Units	83,333	12/7/12	$1,749,993	$1,929,992	$23.16	0.7%

The carrying value per unit of unrestricted common units of Inergy Midstream, L.P. was $23.10 on November 3, 2012, the date of the purchase agreement and the date an enforceable right to acquire the restricted Inergy Midstream, L.P. units was obtained by the Company.

8. Derivative financial instruments

The Company has adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Company’s use of and accounting for derivative instruments and the effect of derivative instruments on the Company’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Company may use derivatives in an attempt to achieve an economic hedge, the Company’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Transactions in written option contracts for the period from December 1, 2012 through February 28, 2013, are as follows:

	Number of
	Contracts	Premium
Options outstanding at November 30, 2012	10,509	$710,275
Options written	33,264	1,638,186
Options closed	(29,531)	(1,732,342)
Options exercised	(1,371)	(53,520)
Options expired	(2,302)	(42,024)
Options outstanding at February 28, 2013	10,569	$520,575

The following table presents the types and fair value of derivatives by location as presented on the Statement of Assets and Liabilities at February 28, 2013:

	Liabilities
Derivatives not accounted for as
hedging instruments under ASC 815	Location	Fair Value
Written equity call options	Options written, at fair value	$273,042

The following table presents the effect of derivatives on the Statement of Operations for the period ended February 28, 2013:

	Location of Gains (Losses) on Derivatives
Derivatives not accounted for as	Net Realized	Net Unrealized
hedging instruments under ASC 815	Loss on Options	Appreciation of Options
Written equity call options	$(538,658)	$60,571

9. Investment transactions

For the period from December 1, 2012 through February 28, 2013, the Company purchased (at cost) and sold securities (proceeds received) in the amount of $20,484,090 and $21,839,899 (excluding short-term debt securities), respectively.

10. Long-term debt obligations

The Company has $49,000,000 aggregate principal amount of private senior notes, Series A, Series B, Series C, and Series D (collectively, the “Notes”), outstanding. The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all of the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company and (4) junior to any secured creditors of the Company. Holders of the Notes are entitled to receive cash interest payments each quarter until maturity. The Series B, Series C and Series D Notes accrue interest at fixed rates and the Series A Notes accrue interest at an annual rate that resets each quarter based on the 3-month LIBOR plus 1.75 percent. The Notes are not listed on any exchange or automated quotation system.

The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption if the Company fails to meet asset coverage ratios required under the 1940 Act or the rating agency guidelines if such failure is not waived or cured. At February 28, 2013, the Company was in compliance with asset coverage covenants and basic maintenance covenants for its senior notes.

The estimated fair value of each series of fixed-rate Notes was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued debt and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent debt issuance, the spread between the AAA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the Notes and the AAA corporate finance debt rate. The estimated fair value of the Series A Notes approximates the carrying amount because the interest rate fluctuates with changes in interest rates available in the current market. The estimated fair values in the table below are Level 2 valuations within the fair value hierarchy. The following table shows the maturity date, interest rate, notional/carrying amount and estimated fair value for each series of Notes outstanding at February 28, 2013.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

2013 1st Quarter Report	19

Notes to Financial Statements (unaudited) (continued)

	Maturity	Interest		Notional/Carrying	Estimated
Series	Date	Rate		Amount	Fair Value
Series A	December 15, 2016	2.06	%(1)	$10,000,000	$10,000,000
Series B	December 15, 2014	2.50%		17,000,000	17,157,854
Series C	December 15, 2018	3.49%		6,000,000	6,204,206
Series D	December 15, 2021	4.08%		16,000,000	16,646,440
				$49,000,000	$50,008,500

(1)	Floating rate; rate effective for period from December 15, 2012 through March 15, 2013. The weighted-average interest rate for the period from December 1, 2012 through February 28, 2013 was 2.07 percent.

11. Preferred stock

The Company has 10,000,000 shares of preferred stock authorized. Of that amount, the Company has 640,000 shares of Series A Mandatory Redeemable Preferred (“MRP”) Stock authorized and 640,000 shares are outstanding at February 28, 2013. The MRP Stock has a liquidation value of $25.00 per share plus any accumulated but unpaid distributions, whether or not declared. Holders of the MRP Stock are entitled to receive cash interest payments each quarter at a fixed rate until maturity. The MRP Stock is not listed on any exchange or automated quotation system.

The MRP Stock has rights determined by the Board of Directors. Except as otherwise indicated in the Company’s Charter or Bylaws, or as otherwise required by law, the holders of MRP Stock have voting rights equal to the holders of common stock (one vote per MRP share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock. The 1940 Act requires that the holders of any preferred stock (including MRP Stock), voting separately as a single class, have the right to elect at least two directors at all times.

The estimated fair value of MRP Stock was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued preferred stock and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent preferred stock issuance, the spread between the AA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the MRP Stock and the AA corporate finance debt rate. The estimated fair value in the table below is a Level 2 valuation within the fair value hierarchy. The following table shows the mandatory redemption date, fixed rate, number of shares outstanding, aggregate liquidation preference and estimated fair value as of February 28, 2013.

	Mandatory			Aggregate
	Redemption		Shares	Liquidation	Estimated
Series	Date	Fixed Rate	Outstanding	Preference	Fair Value
Series A	December 15, 2018	4.29%	640,000	$16,000,000	$16,561,345

The MRP Stock is redeemable in certain circumstances at the option of the Company. Under the Investment Company Act of 1940, the Company may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding MRP Stock would be less than 200 percent. The MRP Stock is also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio of at least 225 percent as determined in accordance with the 1940 Act or a rating agency basic maintenance amount if such failure is not waived or cured. At February 28, 2013, the Company was in compliance with asset coverage covenants and basic maintenance covenants for its MRP Stock.

12. Credit facility

As of February 28, 2013, the Company had an unsecured credit facility that matures on June 17, 2013. The Bank of Nova Scotia serves as a lender and the lending syndicate agent on behalf of other lenders participating in the facility. Outstanding balances generally will accrue interest at a variable annual rate equal to one-month LIBOR plus 1.25 percent and unused portions of the credit facility will accrue a non-usage fee equal to an annual rate of 0.20 percent.

The average principal balance and interest rate for the period during which the credit facility was utilized during the period ended February 28, 2013 was approximately $17,300,000 and 1.46 percent, respectively. At February 28, 2013, the principal balance outstanding was $14,700,000 at an interest rate of 1.45 percent.

Under the terms of the credit facility, the Company must maintain asset coverage required under the 1940 Act. If the Company fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At February 28, 2013, the Company was in compliance with the terms of the credit facility.

13. Common stock

The Company has 100,000,000 shares of capital stock authorized and 10,004,200 shares outstanding at February 28, 2013 and November 30, 2012.

14. Subsequent events

On March 1, 2013, the Company paid a distribution in the amount of $0.4075 per common share, for a total of $4,076,711. Of this total, the dividend reinvestment amounted to $376,176.

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

20	2013 1st Quarter Report

Additional Information (unaudited)

Director and officer compensation

The Company does not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the period ended February 28, 2013, the aggregate compensation paid by the Company to the independent directors was $15,750. The Company did not pay any special compensation to any of its directors or officers.

Forward-looking statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company will trade in the public markets and other factors discussed in filings with the SEC.

Proxy voting policies

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2012 are available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331 and on the Company’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q

The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q is available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

The Company’s Form N-Qs are also available on the Company’s Web site at www.tortoiseadvisors.com.

Statement of additional information

The Statement of Additional Information (“SAI”) includes additional information about the Company’s directors and is available upon request without charge by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications

The Company’s Chief Executive Officer submitted to the New York Stock Exchange the annual CEO certification in 2012 as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Company has filed with the SEC, as an exhibit to its most recently filed Form N-CSR, the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy policy

In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

2013 1st Quarter Report	21

Office of the Fund and
of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, KS 66211
(913) 981-1020

Managing Directors of Tortoise
Capital Advisors, L.L.C.
P. Bradley Adams
H. Kevin Birzer
Zachary A. Hamel
Kenneth P. Malvey
Terry Matlack
David J. Schulte

Board of Directors of Tortoise
Pipeline & Energy Fund, Inc.
H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Terry Matlack
Tortoise Capital Advisors, L.L.C.

Conrad S. Ciccotello
Independent

John R. Graham
Independent

Charles E. Heath
Independent

Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan St.
Milwaukee, Wis. 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

Transfer, Dividend Disbursing and
Reinvestment Agent
Computershare Trust Company, N.A. /
Computershare Inc.
P.O. Box 43078
Providence, R.I. 02940-3078
(888) 728-8784
(312) 588-4990
www.computershare.com

Legal Counsel
Husch Blackwell LLP
4801 Main St.
Kansas City, Mo. 64112

Investor Relations
(866) 362-9331
info@tortoiseadvisors.com

Stock Symbol
Listed NYSE Symbol: TTP

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

Tortoise Capital Advisors’ Closed-end Funds

Pureplay MLP Funds				Broader Funds
Name	Ticker	Focus	Total Assets(1) ($ in millions)	Name	Ticker	Focus	Total Assets(1) ($ in millions)
Tortoise Energy Infrastructure Corp.		Midstream Equity	$2,029	Tortoise Pipeline & Energy Fund, Inc.		Pipeline Equity	$382

Tortoise Energy Capital Corp.		Midstream Equity	$1,040	Tortoise Energy Independence Fund, Inc.		North American Upstream Equity	$412

Tortoise MLP Fund, Inc.		Natural Gas Infrastructure Equity	$1,893	Tortoise Power and Energy Infrastructure Fund, Inc.		Power & Energy Infrastructure Debt & Dividend Paying Equity	$237

Tortoise North American Energy Corp.		Midstream/Upstream Equity	$258

(1)	As of 3/31/13

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

Investment Adviser to
Tortoise Pipeline & Energy Fund, Inc.
11550 Ash Street, Suite 300
Leawood, KS 66211

www.tortoiseadvisors.com